SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2003

                             Northwest Bancorp, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                       0-23817                 23-2900888
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


301 Second Avenue, Warren, Pennsylvania.                                16365
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events
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         On June 26, 2003 Northwest Bancorp, Inc. (Nasdaq: NWSB) announced their intent to increase the targeted quarterly dividends on Northwest Bancorp, Inc.'s common stock by 25% to $0.10 from the most recent payment of $0.08. This increase will be effective for the next quarterly dividend which will be paid in August 2003. The press release announcing Northwest Bancorp, Inc.'s intent to increase quarterly dividends is attached as an exhibit to this Form 8-K.



Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits
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            The following Exhibit is filed as part of this report:


         99     Press Release of Northwest Bancorp, Inc. dated June 26, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NORTHWEST BANCORP, INC.



DATE: June 26, 2003                 By:    /s/ William J. Wagner
                                           -----------------------------------
                                           William J. Wagner
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

    Exhibit No.                           Description
    -----------                           -----------

        99          Press Release of Northwest Bancorp, Inc. dated June 26, 2003

                                   EXHIBIT 99

FOR IMMEDIATE RELEASE

Contact: William J. Wagner, President and CEO (814) 726-2140
-------
         William W. Harvey, Senior Vice President, Finance (814) 726-2140

         Northwest Bancorp, Inc. Announces Intent to Increase Quarterly Dividend

         Warren, Pennsylvania                        June 26, 2003


The Board of Directors of Northwest Bancorp, Inc. (Nasdaq: NWSB) announced today their intent to increase the targeted quarterly dividends on Northwest's common shares by 25% to $.10 from the most recent payment of $.08. This increase will be effective for the next quarterly dividend which will be paid in August 2003. Information concerning the specifics of the next dividend payment will be communicated with the Company's quarterly earnings release in July. In making the announcement, William J. Wagner, President and CEO cited the Company's increased earnings and the current reduction in the federal tax on dividends as the primary reasons for the Board's decision. In addition, the Company desires to attract long-term investors who seek investments capable of providing an acceptable dividend yield. At Northwest's current market price, the $.10 per share quarterly dividend represents an annualized dividend yield of approximately 2.5%.

Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and currently operates 124 banking locations in Pennsylvania and 5 banking locations in Ohio through its subsidiary, Northwest Savings Bank. In addition, the Company operates 8 banking locations in western New York through its subsidiary, Jamestown Savings Bank. The Company also operates 46 consumer finance offices located throughout Pennsylvania and 2 consumer finance offices in New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.
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________________________________________________________________________________

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive, and other factors affecting the Company and its operations. Readers are cautioned not to place undo reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.